OVERTURE ACQUISITION CORP.
ANNOUNCES RECORD DATE FOR
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
AND SPECIAL MEETING OF WARRANTHOLDERS
TO VOTE UPON THE PROPOSED TRANSACTION WITH JEFFERSON NATIONAL
FINANCIAL CORP. AND TO APPROVE THE WARRANT AMENDMENT

Grand Cayman, December 29, 2009 – Overture Acquisition Corp. (NYSE Amex: NLX) today announced that shareholders of record as of January 7, 2010 will be invited to and eligible to vote, or submit a proxy to vote, at the Extraordinary General Meeting of Shareholders which will be held to vote upon, among other things, the transactions contemplated by the Master Agreement, dated as of December 10, 2009 by and among Overture, Overture Re Holdings Ltd., a newly formed, wholly-owned Bermuda holding company, Jefferson National Financial Corp., a Delaware corporation, Jefferson National Life Insurance Company, a Texas insurance company and a wholly-owned subsidiary of JNF, JNL Bermuda LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of Jefferson National Life, JNF Asset Management LLC, a Delaware limited liability company and the founders of Overture, which, among other things, provides for the amalgamation of JNL Bermuda and Overture Re Ltd., a to be formed, wholly owned Bermuda subsidiary of Overture Re Holdings, pursuant to which the amalgamated company shall be a long term reinsurer domiciled in Bermuda (the “Transaction”).  Overture also announced today that warrantholders of record as of January 7, 2010 will be invited and eligible to vote, or submit a proxy to vote, at the Special Meeting of Warrantholders which will be held to vote upon the Warrant Amendment.

The Special Meeting of Warrantholders and the Extraordinary General Meeting of Shareholders are scheduled to be held at the offices of Ellenoff Grossman & Schole LLP, Overture’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017 on January 27, 2010.  The full meeting agendas will be detailed in the Definitive Proxy Statement/Prospectus to be mailed to all warrantholders and shareholders of record as of the close of business on January 7, 2010.

Additional information regarding Overture, the proposed amalgamation and the related transactions is available in the Preliminary Proxy Statement/Prospectus and Overture’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 10, 2009 and December 24, 2009 (the “Current Reports”), copies of which, together with other reports filed by the Company, may be obtained without charge, at the SEC’s website at http://www.sec.gov.

Not a Proxy Statement/Prospectus

This press release is not a Proxy Statement/Prospectus or a solicitation of proxies from the holders of Overture’s securities. Any solicitation of proxies will be made only pursuant to the Definitive Proxy Statement/Prospectus to be mailed to all Overture shareholders and warrantholders who hold such securities as of the record date. Interested investors and security holders are urged to read the Definitive Proxy Statement/Prospectus and appendices thereto, when available, and the Current Reports because they contain important information about Overture, Jefferson National Financial Corp., Jefferson National Life Insurance Company, and the proposals to be presented at the Extraordinary General Meeting of Shareholders and the Special Meeting of Warrantholders, as the case may be.

About Overture Acquisition Corp.

Overture Acquisition Corp. (“Overture”) is a special purpose acquisition corporation incorporated in the Cayman Islands on September 25, 2007 as an exempted company.  It is a company formed for the purpose of effecting a merger, share capital exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses.

About Jefferson National Life Insurance Company

Jefferson National Life Insurance Company (“JNL”) is a Texas insurance company and a wholly owned subsidiary of Jefferson National Financial Corp. (“JNF”).  JNL was founded in 1937, is licensed in 49 states and run by current management team since 2003.  JNL currently offers annuity products through multiple distribution channels.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Overture, JNF, JNL and Overture’s business after completion of the proposed transactions. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of the management of Overture, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the Forward-Looking Statements: (i) Overture’s ability to complete its proposed business combination within the specified time limits; (ii) officers and directors allocating their time to other businesses or potentially having conflicts of interest with Overture’s business or in approving the Transaction; (iii) success in retaining or recruiting, or changes required in, Overture’s officers, key employees or directors following the Transaction; (iv) delisting of Overture’s securities from the NYSE Amex following the Transaction; (v) the potential liquidity and trading of Overture’s public securities; (vi) Overture’s revenues and operating performance; (vii) changes in overall economic conditions; (viii) anticipated business development activities of Overture following the Transaction; (ix) changing interpretations of generally accepted accounting principles, (x) continued compliance with government regulations, (xi) changing legislation or regulatory environments (xii) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (xiii) other relevant risks detailed in Overture’s filings with the SEC and those factors listed in the Preliminary Proxy Statement/Prospectus under “Risk Factors.”  The information set forth herein should be read in light of such risks. None of Overture, JNF, or JNL assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

This press release is being made pursuant to and in compliance with Rules 135, 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. Overture, JNF, JNL and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of Overture’s shareholders and warrantholders to be held to approve the proposed transactions described herein. The underwriters of Overture’s initial public offering may provide assistance to Overture, JNF, JNL and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to Overture’s initial public offering were deferred pending stockholder approval of Overture’s initial business combination, and shareholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. In connection with the proposed Transaction (and related transactions) and amendment to the warrant agreement, Overture has filed with the SEC a Preliminary Proxy Statement/Prospectus and will file a Definitive Proxy Statement/Prospectus. Overture’s shareholders and warrantholders are advised to read the Preliminary Proxy Statement/Prospectus and when available, the Definitive Proxy Statement/Prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the Extraordinary General Meeting of Shareholders and the Special Meeting or Warrantholders because these documents will contain important information. The Definitive Proxy Statement/Prospectus will be mailed to Overture’s shareholders and warrantholders as of January 7, 2010. Overture’s shareholders and warrantholders will also be able to obtain a copy of the Definitive Proxy Statement/Prospectus, without charge, by directing a request to: Overture Acquisition Corp., 1133 Avenue of the Americas, Suite 3100, New York, New York 10036-6710, Attn: Mark Blazer, President. The Preliminary Proxy Statement/Prospectus and Definitive Proxy Statement/Prospectus, once available, can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.

Contacts:

Marc J. Blazer
President and Treasurer
Overture Acquisition Corp.
(646) 736-1376

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